EXHIBIT 99

----------------------------------------------------------------------------------------------------------------
                                             WFMBS MORTGAGE LOAN POOL
                                 20-YEAR THROUGH 30-YEAR 5/1 CMT INTERMEDIATE ARM
                                         RELO & NON-RELOCATION MORTGAGES
                                               WFMBS SERIES 2004-Z
                                            POOL PROFILE (10/15/2004)
----------------------------------------------------------------------------------------------------------------

                                                             ----------------------       ----------------------
                                                                   5/1 POOL                     Tolerance

                                                             ----------------------       ----------------------
      AGGREGATE PRINCIPAL BALANCE                                   $1,300,000,000                   (+/- 5.00%)

      MORTGAGE LOAN CUTOFF DATE                                           1-Nov-04                          N/A
      INTEREST RATE RANGE                                          2.625% - 5.875%                          N/A
      GROSS WAC                                                             4.891%                 (+ / - 7 bps)
      WEIGHTED AVERAGE SERVICE FEE                                25.0 or 37.5 bps
      MASTER SERVICING FEE                                                 1.0 bps on Securitization only
      WAM (in months)                                                          359                (+/- 2 months)

      WALTV                                                                    72%                 (maximum +5%)

      CALIFORNIA PERCENT                                                       45%                 (maximum +5%)
      SINGLE LARGEST ZIP CODE PERCENT                                           1%                (maximum  +2%)

      AVERAGE LOAN BALANCE                                                $390,593            (maximum +$25,000)
      LARGEST INDIVIDUAL LOAN BALANCE                                   $3,000,000          (maximum $3,000,000)

      CASH OUT REFINANCE PERCENT                                                8%                (maximum  +5%)

      PRIMARY RESIDENCE PERCENT                                                93%                 (minimum -5%)

      SINGLE FAMILY DETACHED PERCENT                                           82%                 (minimum -5%)

      FULL DOCUMENTATION PERCENT                                               65%                 (minimum -5%)

      WA FICO                                                                  737                  (minimum -5)

      UNINSURED > 80% LTV PERCENT                                               0%                 (maximum +3%)

      RELOCATION PERCENT                                                        8%                 (minimum -2%)

      GROSS MARGIN                                                          2.750%                 (+ / - 5 bps)

      GROSS LIFECAP                                                         9.891%                (+ / - 10 bps)

      WA MONTHS TO NEXT ROLL                                                    59              (+ / - 3 months)

      INTEREST ONLY PERCENT                                                    80%                (maximum  +5%)



                  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

----------------------------------------------------------------------------------------------------------------
      (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       WFMBS MORTGAGE LOAN POOL
                                           20-YEAR THROUGH 30-YEAR 5/1 CMT INTERMEDIATE ARM
                                                   RELO & NON-RELOCATION MORTGAGES
                                                         WFMBS SERIES 2004-Z
                                                         PRICING INFORMATION
                                                      POOL PROFILE (10/15/2004)
------------------------------------------------------------------------------------------------------------------------------------

 COLLATERAL                                                       Mortgage Loans Index off the One Year CMT.
                                                   None of the Mortgage Loans have a convertibility feature.
                                                        Generally the Mortgage Loans have a 5% Initial Rate
                                                                    Cap & 2% for each Adjustment thereafter.
                                                  Generally, the Mortgage Loans have a 5% Lifetime Rate Cap.


 RATING AGENCIES                                                                          TBD by Wells Fargo


 PASS THRU RATE                                                           Net WAC or Ratio Stripped/Variable

 STRUCTURE                                                              TO CONFORM TO WFMBS 2002-B or 2004-B
                                                                                       EXCEPT AS NOTED BELOW
                                                (Call WF Structured Finance at the number below for details)

 AAA STRUCTURE DUE DATE                                                                             2-Nov-04                9:00 AM
                    Structures received or changes to structures past the due date will incur a $10,000 fee.
 PRICING DATE
 SETTLEMENT DATE                                                                                   22-Nov-04

 ASSUMED SUB LEVELS                                                                        AGG Assumed Level
 Levels and Rating Agencies for                                        AAA                  3.15%
 2004-Z to be determined by                                             AA                  1.75%
 Wells Fargo.                                                            A                  1.10%
 These levels are for bid purposes only.                               BBB                  0.75%
 They are not a trade stipulation.                                      BB                  0.40%
 Any change in actual levels will not result                             B                  0.20%
 in price changes.
 If WF allows U/W to select Rating Agencies,                    Note: AAA Class will be rated by two of the following: Moody's, S&P,
 there may be additional fees incurred.                         Fitch, Dominion. AA through B Classes will be rated by one of the following: Moody's, S&P, Fitch, Dominion.
                                                                Additional tranche ratings will be paid for by the sub underwriter.

 NOTE:  Please note the following specifics of the 2004-Z structure:
 Class A Optimal Amt:  Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
 Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
 No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)



 * This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.
 ---------------------------------------------------------------------------------------

 WFMBS CONTACTS                                    Brad Davis (301) 846-8009
                                                   Gretchen Leff (301) 846-8356
                                                   Mike Miller (301) 815-6397

------------------------------------------------------------------------------------------------------------------------------------
                                                      WFASC Denomination Policy

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Type and Description of Certificates                                               Minimum          Physical         Book Entry
                                                                                Denomination      Certificates      Certificates
                                                                                   (1)(4)

------------------------------------------------------------------------------------------------------------------------------------
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex               $25,000           Allowed           Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                 $100,000           Allowed           Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that         $100,000           Allowed           Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                         (2)             Allowed           Allowed

Residual Certificates                                                                (3)            Required         Not Allowed

All other types of Class A Certificates                                              (5)               (5)               (5)

Class B (Investment Grade)                                                        $100,000           Allowed           Allowed

Class B (Non-Investment Grade)                                                    $250,000          Required         Not Allowed
------------------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.